Exhibit 10.7

ASSET REPRESENTATIONS REVIEW AGREEMENT

Bridgecrest Lending Auto Securitization Trust 2025-3,
as Issuer,

Bridgecrest Lending Auto Securitization Grantor Trust 2025-3,
as Grantor Trust,

Bridgecrest Acceptance Corporation,
as Sponsor and Servicer

and

CLAYTON FIXED INCOME SERVICES LLC,
as Asset Representations Reviewer

Dated as of July 29, 2025

-i-	Asset Representations Review Agreement (BLAST 2025-3)

Table of Contents
(continued)

-ii-	Asset Representations Review Agreement (BLAST 2025-3)

ASSET REPRESENTATIONS REVIEW AGREEMENT

This ASSET REPRESENTATIONS REVIEW AGREEMENT is made and entered into as of July 29, 2025 (as amended, restated, supplemented or otherwise modified and in effect from time to time, this “Agreement”), by and between Bridgecrest Lending Auto Securitization Trust 2025-3, a Delaware statutory trust (the “Issuer”), Bridgecrest Lending Auto Securitization Grantor Trust 2025-3, a Delaware statutory trust (the “Grantor Trust”), Bridgecrest Acceptance Corporation, an Arizona corporation (in its capacity as sponsor, the “Sponsor”, and in its capacity as servicer, the “Servicer”), and Clayton Fixed Income Services LLC, a Delaware limited liability company (“Clayton”, and in its capacity as asset representations reviewer, the “Asset Representations Reviewer”).

WHEREAS, the Issuer will engage the Asset Representations Reviewer to perform reviews of Receivables for compliance with the representations and warranties made by the Sponsor regarding such Receivables; and

WHEREAS, the Asset Representations Reviewer desires to accept such engagement;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.01      Definitions. Except as otherwise defined herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A to the Sale and Servicing Agreement dated as of the date hereof (as from time to time amended, restated, supplemented or otherwise modified and in effect, the “Sale and Servicing Agreement”) between the Issuer, the Grantor Trust, Bridgecrest Auto Funding LLC, the Servicer, and Computershare Trust Company, National Association, as standby servicer and as indenture trustee, which also contains rules as to usage that are applicable herein.

Whenever used in this Agreement, the following words and phrases shall have the following meanings:

“Annual ARR Fee” has the meaning set forth in Section 4.01.

“Asset Review” means the completion by the Asset Representations Reviewer of the “Tests” set forth in Exhibit A for each Subject Receivable as further described in Section 3.05.

“Client Records” has the meaning set forth in Section 3.14.

“Confidential Information” has the meaning set forth in Section 7.01.

“Disclosing Party” has the meaning set forth in Section 7.01.

1	Asset Representations Review Agreement (BLAST 2025-3)

“Eligible Asset Representations Reviewer” means a Person who (i) is not, and is not Affiliated with, the Sponsor, the Seller, the Servicer, the Indenture Trustee, the Owner Trustee or any of their respective Affiliates and (ii) was not engaged or Affiliated with a Person that was engaged by the Sponsor or any Underwriter to perform any due diligence work on the Receivables prior to the Closing Date.

“Eligibility Representations” shall mean those representations identified within the “Tests” included in Exhibit A.

“Indemnified Person” has the meaning set forth in Section 5.03.

“Personally Identifiable Information” or “PII” has the meaning set forth in Section 7.02.

“Privacy Laws” has the meaning set forth in Section 7.02.

“Receiving Party” has the meaning set forth in Section 7.01.

“Representatives” has the meaning set forth in Section 7.01.

“Review Fee” has the meaning set forth in Section 4.02.

“Review Invoice” means, with respect to any Asset Review, a detailed invoice prepared by the Asset Representations Reviewer setting forth the calculation of the applicable Review Fee for such Asset Review.

“Review Materials” means the documents, data, and other information required for each “Test” in Exhibit A.

“Review Period” has the meaning set forth in Section 3.06.

“Review Report” has the meaning set forth in Section 3.07.

“Subject Receivables” means, for any Asset Review, all Receivables which are 60-Day Delinquent Receivables as of the related Review Satisfaction Date; provided, that any Receivable repurchased by the Sponsor in accordance with the Transaction Documents or paid in full by the related Obligor after the Review Satisfaction Date will no longer be a Subject Receivable.

“Tests” mean the procedures listed in Exhibit A as applied to the process described in Section 3.05.

“Test Complete” has the meaning set forth in Section 3.08.

“Test Fail” has the meaning set forth in Section 3.05.

“Test Incomplete” has the meaning set forth in Section 3.05.

“Test Pass” has the meaning set forth in Section 3.05.

2	Asset Representations Review Agreement (BLAST 2025-3)

Section 1.02      Other Interpretative Provisions. For purposes of this Agreement, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under GAAP (provided, that, to the extent that the definitions in this Agreement and GAAP conflict, the definitions in this Agreement shall control); (b) terms defined in Article 9 of the UCC as in effect in the relevant jurisdiction and not otherwise defined in this Agreement are used as defined in that Article; (c) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule, Appendix or Exhibit are references to Articles, Sections, Schedules, Appendices and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term “including” and all variations thereof means “including without limitation”; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person’s successors and assigns; (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof; and (i) unless the context otherwise requires, defined terms shall be equally applicable to both the singular and plural forms.

ARTICLE II.

ENGAGEMENT; ACCEPTANCE

Section 2.01      Engagement; Acceptance.

The Issuer hereby engages Clayton to act as the Asset Representations Reviewer for the Issuer. Clayton hereby accepts the engagement and agrees to perform the obligations of the Asset Representations Reviewer on the terms stated in this Agreement.

Section 2.02      Eligibility of Asset Representations Reviewer.

Clayton represents and warrants to the Issuer, the Grantor Trust and the Sponsor that it is an Eligible Asset Representations Reviewer. The Asset Representations Reviewer will notify the Issuer, the Grantor Trust, the Sponsor and the Servicer promptly if it is not, or on the occurrence of any action that would result in it not being, an Eligible Asset Representations Reviewer.

Section 2.03      Independence of the Asset Representations Reviewer.

The Asset Representations Reviewer will be an independent contractor and will not be subject to the supervision of the Issuer, the Grantor Trust, the Sponsor, the Servicer, the Indenture Trustee, the Grantor Trust Trustee or the Owner Trustee for the manner in which it accomplishes the performance of its obligations under this Agreement. Unless expressly authorized by the Issuer, the Grantor Trust, the Sponsor, the Servicer, the Indenture Trustee, the Grantor Trust Trustee or the Owner Trustee, the Asset Representations Reviewer will have no authority to act for or represent the Issuer, the Grantor Trust, the Sponsor, the Servicer, the Indenture Trustee, the Grantor Trust Trustee or the Owner Trustee, respectively, and will not be considered an agent of the Issuer, the Grantor Trust, the Sponsor, the Servicer, the Indenture Trustee, the Grantor Trust Trustee or the Owner Trustee. Nothing in this Agreement will make the Asset Representations Reviewer and any of the Issuer, the Grantor Trust, the Sponsor, the Servicer, the Indenture Trustee, the Grantor Trust Trustee or the Owner Trustee members of any partnership, joint venture or other separate entity or impose any liability as such on any of them.

3	Asset Representations Review Agreement (BLAST 2025-3)

ARTICLE III.

DUTIES OF THE ASSET REPRESENTATIONS REVIEWER

Section 3.01      Review Scope.

The parties confirm that the Asset Representations Reviewer is not responsible for (a) reviewing the Receivables for compliance with the representations and warranties under the Transaction Documents, except as described in this Agreement or (b) determining whether noncompliance with the representations and warranties constitutes a breach of the Eligibility Representations. For the avoidance of doubt, the parties confirm that the Asset Review is not designed to determine why an Obligor is delinquent or the creditworthiness of the Obligor, either at the time of any Asset Review or at the time of origination of the related Receivable. Further, the Asset Review is not designed to establish cause, materiality or recourse for any Test Fail (as defined in Section 3.05).

Section 3.02      Review Notices.

Upon receipt of (i) a Review Notice from the Indenture Trustee in accordance with Section 7.6(b) of the Indenture and (ii) the Review Materials in accordance with Section 3.03 of this Agreement, the Asset Representations Reviewer will start an Asset Review. The Asset Representations Reviewer will not be obligated to begin, and may not begin, an Asset Review until the Asset Representations Reviewer receives a Review Notice. Within ten (10) Business Days of receipt of a Review Notice, the Servicer shall provide the list of Subject Receivables to the Asset Representations Reviewer in electronic format or such other format selected by the Servicer to the address specified in Section 9.02.

None of the Issuer, the Grantor Trust, the Servicer, the Sponsor or the Asset Representations Reviewer is obligated to verify whether the Indenture Trustee properly determined that a Review Notice was required. None of the Issuer, the Grantor Trust, the Sponsor or the Asset Representations Reviewer is obligated to verify the accuracy or completeness of the list of Subject Receivables provided by the Servicer.

Section 3.03      Review Materials.

The Servicer will provide reasonable assistance to the Asset Representations Reviewer to facilitate the Asset Review. Within sixty (60) days of receipt by the Servicer of the Review Notice, the Servicer will provide the Asset Representations Reviewer with the Review Materials for all Subject Receivables in one or more of the following ways, as elected by the Servicer: (i) by providing access to the Servicer’s receivables system, either remotely or at one or more of the properties of the Servicer; (ii) by electronic posting of Review Materials to a password-protected website to which the Asset Representations Reviewer has access; (iii) by providing originals or photocopies at one or more of the properties of the Servicer where the Receivable Files are located; (iv) by providing an encrypted disk to the Asset Representations Reviewer’s address specified in Section 9.02; or (v) in another manner agreed to by the Servicer and the Asset Representations Reviewer. The Servicer may redact or remove Personally Identifiable Information from the Review Materials so long as such redaction or removal does not result in a change in the meaning or usefulness of the Review Materials. The Asset Representations Reviewer shall not be liable for any failure of the Review Materials to be accurate and complete, including any failure that results in the Review Materials being misleading in any material respect.

4	Asset Representations Review Agreement (BLAST 2025-3)

Section 3.04      Missing or Incomplete Review Materials.

The Asset Representations Reviewer will complete the Tests for each Eligibility Representation only using documentation that is made available to it. Upon receipt of the Review Materials, the Asset Representations Reviewer will review the Review Materials to determine if any of the Review Materials are missing, incomplete or otherwise insufficient for the Asset Representations Reviewer to perform any Test. If the Asset Representations Reviewer reasonably determines that any of the Review Materials are missing or insufficient for the Asset Representations Reviewer to perform any Test, the Asset Representations Reviewer will notify the Servicer promptly, and in any event no less than twenty (20) days before completing the Review, and the Servicer will use reasonable efforts to provide the Asset Representations Reviewer access to such missing Review Materials or other documents or information to correct the insufficiency within fifteen (15) calendar days of receiving such notice. Once the Asset Representations Reviewer has confirmed the majority of the Review Materials have been provided in accordance with Section 3.03, the Asset Representations Reviewer will commence the Asset Review. In instances where Review Material is not accessible, clearly unidentifiable, and/or illegible, the Asset Representations Reviewer will request that the Servicer (with a copy to the Sponsor) provide an updated copy of such Review Material.

If the Servicer and the Sponsor have not provided the missing Review Material for a Subject Receivable to the Asset Representations Reviewer within sixty (60) days of notification by the Asset Representations Reviewer, the parties agree that such Subject Receivable will have a Test Incomplete for the related Test(s) and the Review Report will indicate the reason for the Test Incomplete.

Section 3.05      The Asset Review.

For an Asset Review, the Asset Representations Reviewer will perform for each Subject Receivable the applicable procedures listed under “Tests” in Exhibit A for each Eligibility Representation. In the course of its review, the Asset Representations Reviewer will use the Review Materials listed in Exhibit A. For each Test and Subject Receivable, the Asset Representations Reviewer will determine if the Test has been satisfied (a “Test Pass”), if the Test has not been satisfied (a “Test Fail”) or if the Test could not be concluded as a result of missing or incomplete Review Materials (a “Test Incomplete”).

If a Subject Receivable was included in a prior Asset Review, the Asset Representations Reviewer will not conduct additional Tests on any such duplicate Subject Receivable unless such Subject Receivable was deemed a Test Incomplete as a result of the failure of the Servicer and the Sponsor to provide missing Review Materials for such Subject Receivable and the Sponsor elects to have such Subject Receivable included in the current Asset Review. The Asset Representations Reviewer will include the previously reported Test results for any such duplicate Subject Receivable within the Review Report for the current Asset Review.

5	Asset Representations Review Agreement (BLAST 2025-3)

Section 3.06      Review Period.

The Asset Representations Reviewer will complete the Review within sixty (60) days of receiving access to the Review Materials in accordance with Section 3.03 (such time period, the “Review Period”); provided, that if additional Review Materials are provided to the Asset Representations Reviewer as described in Section 3.04, the Review Period will be extended for an additional thirty (30) days from the date it receives such additional Review Materials.

Section 3.07      Review Report.

Within ten (10) Business Days following the end of the applicable Review Period described in Section 3.06, the Asset Representations Reviewer will provide the Issuer, the Grantor Trust, the Sponsor, the Servicer and the Indenture Trustee with (i) a report (a “Review Report”) specifying for each Subject Receivable whether there was a Test Pass, a Test Fail, a Test Incomplete (as contemplated by Section 3.05) or a Test Complete (as contemplated by Section 3.08) for each Test and Subject Receivable and (ii) the related Review Invoice. The Review Report will include a summary of the findings and conclusions of the Asset Representations Reviewer with respect to the Asset Review to be included in the Form 10-D for the Issuer for the Collection Period in which the Review Report is received. The Asset Representations Reviewer will ensure that the Review Report does not contain any Personally Identifiable Information. Upon reasonable request of the Servicer, the Asset Representations Reviewer will provide additional detail regarding the Test results. For the avoidance of doubt, the Indenture Trustee shall have no obligation to forward the Review Report to any Noteholder or any other person.

Section 3.08      Completion of Review for Certain Subject Receivables.

Following the delivery of the list of the Subject Receivables and before the delivery of the Review Report by the Asset Representations Reviewer, the Servicer may notify the Asset Representations Reviewer if a Subject Receivable is paid in full by or on behalf of the Obligor or purchased from the Grantor Trust by the Sponsor in accordance with the Transaction Documents. On receipt of notice, the Asset Representations Reviewer will immediately terminate all Tests of such Receivables and the Asset Review of such Receivables will be considered complete (a “Test Complete”). In this case, the Review Report will indicate a Test Complete for the Receivables and the related reason.

Section 3.09      Termination of Review.

If an Asset Review is in process and the Notes will be paid in full on the next Payment Date (including any payment in full as a result of any early redemption of the Notes), the Servicer will notify the Asset Representations Reviewer and the Indenture Trustee no less than ten (10) days before that Payment Date. On receipt of notice, the Asset Representations Reviewer will terminate the Asset Review immediately and will not be obligated to deliver a Review Report.

6	Asset Representations Review Agreement (BLAST 2025-3)

Section 3.10      Review and Procedure Limitations.

The Asset Representations Reviewer will have no obligation (i) to determine whether a Delinquency Trigger has occurred, (ii) to determine whether the required percentage of Noteholders has voted to direct an Asset Review and may rely on the information in any Review Notice delivered by the Indenture Trustee, (iii) to determine which Receivables are Subject Receivables and may rely on the list of Subject Receivables provided by the Servicer, (iv) to confirm the validity of the Review Materials, (v) other than as specified in Section 3.04, to obtain missing or insufficient Review Materials, or (vi) to take any action or to cause any other party to take any action under any of the Transaction Documents to enforce any remedies for any breach of a representation, warranty or covenant, including any Eligibility Representation.

The Asset Representations Reviewer shall be required to perform only the testing procedures listed under “Tests” in Exhibit A, and shall have no obligation to perform additional testing procedures on any Subject Receivables or to consider any additional information provided by any party. The Asset Representations Reviewer shall have no obligation to provide reporting or other information other than the Review Report described in Section 3.07. However, the Asset Representations Reviewer may provide additional information about any Subject Receivable that it determines in good faith to be material to its performance of an Asset Review.

Section 3.11      Review Systems.

The Asset Representations Reviewer shall maintain and utilize business process management and/or other system(s) to manage the Tests and to provide systematic control over each step in the Asset Review process and ensure consistency and repeatability for the Tests and shall maintain the privacy and information security of such system(s). The Asset Representations Reviewer will ensure that these systems allow for each Subject Receivable and the related Review Materials to be individually tracked and stored as contemplated by this Agreement. The Asset Representations Reviewer will maintain adequate staff that is properly trained to conduct Asset Reviews as required by this Agreement.

Section 3.12      Representatives.

(a)            Servicer Representative. The Servicer will provide reasonable access to one or more designated representatives to respond to reasonable requests and inquiries made by the Asset Representations Reviewer in its completion of an Asset Review.

(b)            Asset Representations Reviewer Representative. The Asset Representations Reviewer will provide reasonable access to one or more designated representatives to respond to reasonable requests and inquiries made by the Servicer, the Sponsor, the Issuer, the Grantor Trust or the Indenture Trustee during the Asset Representations Reviewer’s completion of an Asset Review and until the earlier of (i) the payment in full of the Notes and (ii) one year after the delivery of the Review Report. The Asset Representations Reviewer shall have no obligation to respond to requests or inquires, and other than as specified in Section 3.13, shall not respond to requests or inquiries, made by any Person not party to this Agreement other than the Indenture Trustee; provided, that if the Asset Representations Reviewer receives any request or inquiry from a Person not a party to this Agreement, then the Asset Representations Reviewer may inform such Person that they may contact the Servicer and/or the Indenture Trustee with respect to such request or inquiry.

7	Asset Representations Review Agreement (BLAST 2025-3)

Section 3.13      Dispute Resolution.

If a Subject Receivable that was reviewed by the Asset Representations Reviewer during an Asset Review is the subject of a dispute resolution proceeding under Section 3.7 of the Purchase Agreement, the Asset Representations Reviewer shall participate in the dispute resolution proceeding on request of a party to the proceeding. The reasonable out-of-pocket expenses and reasonable compensation of the Asset Representations Reviewer for its participation in any dispute resolution proceeding will be considered expenses of the Requesting Party for the dispute resolution and (subject to Section 4.03) will be paid by a party to the dispute resolution as determined by the mediator or arbitrator for the dispute resolution according to Section 3.7 of the Purchase Agreement.

Section 3.14      Records Retention.

The Asset Representations Reviewer shall maintain copies of Review Materials, Review Reports and internal work papers and correspondence (collectively the “Client Records”) for a period of two (2) years after the termination of this Agreement. At the expiration of the retention period, the Asset Representations Reviewer shall destroy or, at the Servicer’s option upon its written request, and as mutually agreed by the Servicer and the Asset Representations Reviewer, return all Client Records to the Servicer in electronic format or, to the extent held in tangible form, in that form. Upon the return or destruction of the Client Records, the Asset Representations Reviewer shall have no obligation to retain such Client Records or to respond to inquiries concerning any Asset Review.

Section 3.15      No Delegation.

The Asset Representations Reviewer may not delegate or subcontract its obligations under this Agreement to any Person without the consent of the Issuer, the Grantor Trust, the Sponsor and the Servicer, which consent will not be unreasonably withheld or delayed.

ARTICLE IV.

PAYMENTS TO ASSET REPRESENTATIONS REVIEW

Section 4.01      Annual Fee.

As compensation for its activities hereunder, the Asset Representations Reviewer shall be entitled to receive an annual fee in an amount equal to $5,000 (the “Annual ARR Fee”) during the term of this Agreement, which shall be paid by or on behalf of the Sponsor within thirty (30) days of the date hereof, with respect to the initial Annual ARR Fee, and within thirty (30) days of the annual anniversary of this Agreement with respect to each subsequent Annual ARR Fee; provided, however, that if the Asset Representations Reviewer resigns or is removed in accordance with Section 6.02, then the Asset Representations Reviewer shall refund to the Sponsor the portion of the Annual ARR Fee attributable to the portion of the annual period during which Clayton will no longer act as the Asset Representations Reviewer, assuming for purposes of such calculation that the Annual ARR Fee for each day during the annual period is an amount equal to the Annual ARR Fee divided by 365. To the extent not paid by the Sponsor within sixty (60) days of any annual due date of an Annual ARR Fee, the Annual ARR Fee shall be paid by the Issuer pursuant to the priority of payments sets forth in Section 4.4(a) of the Sale and Servicing Agreement or Section 5.4(b) of the Indenture, as applicable.

8	Asset Representations Review Agreement (BLAST 2025-3)

Section 4.02      Review Fee.

Following the completion of an Asset Review and delivery to the Indenture Trustee, the Sponsor, the Servicer, the Grantor Trust and the Issuer of the Review Report and the related Review Invoice, the Sponsor shall pay to the Asset Representations Reviewer a fee of $200 for each Subject Receivable for which the Asset Review was completed plus reasonable out-of-pocket expenses incurred in connection with travel to the location at which Review Materials are made available in accordance with Section 3.03, if applicable (the “Review Fee”). However, no Review Fee will be charged for any Subject Receivable which was included in a prior Asset Review or for which no Tests were completed prior to the Asset Representations Reviewer being notified of a termination of the Asset Review according to Section 3.09. To the extent not paid by the Sponsor and outstanding for at least sixty (60) days after receipt by the Indenture Trustee, the Sponsor, the Servicer, the Grantor Trust and the Issuer of the Review Invoice, the Review Fee shall be paid by the Issuer pursuant to the priority of payments sets forth in Section 4.4(a) of the Sale and Servicing Agreement or Section 5.4(b) of the Indenture, as applicable. For the avoidance of doubt, there shall be no aggregate limit on the Review Fee paid by the Sponsor to the Asset Representations Reviewer pursuant to this Section 4.02.

Section 4.03      Dispute Resolution Expenses.

If the Asset Representations Reviewer participates in a dispute resolution proceeding under Section 3.13 and its reasonable out-of-pocket expenses and reasonable compensation for the time it incurs in participating in the proceeding are not paid by a party to the dispute resolution within ninety (90) days of the end of the proceeding, the Sponsor will reimburse the Asset Representations Reviewer for such expenses upon receipt of a detailed invoice.

Section 4.04      Reimbursement of Travel Expenses.

If the Sponsor or the Servicer provides access to the Review Materials at one of its properties, the Sponsor will reimburse the Asset Representations Reviewer for its reasonable out-of-pocket travel expenses incurred in connection with an Asset Review promptly following receipt of a detailed invoice.

Section 4.05      Payment.

All payments made to the Asset Representations Reviewer shall be made to the account specified by the Asset Representations Reviewer from time to time in writing to the Indenture Trustee, the Sponsor, the Servicer, the Grantor Trust and the Issuer.

9	Asset Representations Review Agreement (BLAST 2025-3)

Section 4.06      Payments by the Issuer.

The Asset Representations Reviewer acknowledges and agrees that any payments payable by the Issuer under this Agreement, including pursuant to this Article IV or Section 5.03, shall be limited to amounts available to make such payments pursuant to Section 4.4(a) of the Sale and Servicing Agreement and Section 5.4(b) of the Indenture, as applicable.

ARTICLE V.

OTHER MATTERS PERTAINING TO THE ASSET REPRESENTATIONS REVIEWER

Section 5.01      Representations and Warranties of the Asset Representations Reviewer.

Clayton hereby makes the following representations and warranties as of the date hereof:

(a)            Existence and Power. Clayton is a limited liability company validly existing and in good standing under the laws of the state of Delaware and has, in all material respects, full power and authority to own its assets and operate its business as presently owned or operated, and to execute, to deliver and to perform its obligations under this Agreement. Clayton has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of Clayton to perform its obligations under this Agreement.

(b)            Authorization and No Contravention. The execution, delivery and performance by Clayton of this Agreement has been duly authorized by all necessary limited liability company action on the part of Clayton and do not contravene or constitute a default under (i) any applicable law, rule or regulation, (ii) its organizational documents or (iii) any material indenture or material agreement or instrument to which Clayton is a party or by which its properties are bound (other than violations of such laws, rules, regulations, organizational documents, indentures, agreements or instruments which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or Clayton’s ability to perform its obligations under, this Agreement).

(c)            No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by Clayton of this Agreement other than (i) approvals and authorizations that have previously been obtained and filings that have previously been made and (ii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the ability of Clayton to perform its obligations under this Agreement.

(d)            Binding Effect. This Agreement constitutes the legal, valid and binding obligation of Clayton enforceable against Clayton in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting the enforcement of creditors’ rights generally and, if applicable, the rights of creditors of corporations from time to time in effect or by general principles of equity.

10	Asset Representations Review Agreement (BLAST 2025-3)

(e)            No Proceedings. There are no actions, orders, suits or proceedings pending or, to the knowledge of Clayton, threatened against Clayton before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or (ii) seek any determination or ruling that would materially and adversely affect the performance by Clayton of its obligations under this Agreement.

(f)            Eligibility. The Asset Representations Reviewer is an Eligible Asset Representations Reviewer.

Section 5.02      Limitation of Liability of Asset Representations Reviewer.

To the fullest extent permitted by applicable law, the Asset Representations Reviewer shall not be under any liability to the Issuer, the Grantor Trust, the Servicer, the Sponsor, the Seller, the Indenture Trustee, the Grantor Trust Trustee, the Owner Trustee, any Noteholder or any other Person for any action taken or for refraining from the taking of an action in its capacity as Asset Representations Reviewer pursuant to this Agreement, or for errors in judgment, whether arising from express or implied duties under this Agreement; provided, however, that this provision shall not protect the Asset Representations Reviewer against any liability which would otherwise be imposed by reason of willful misconduct, bad faith, breach of this Agreement or negligence in the performance of its duties. In no event will the Asset Representations Reviewer be liable for special, indirect or consequential loss or damage (including loss of profit) even if the Asset Representations Reviewer has been advised of the likelihood of the loss or damage and regardless of the form of action.

The Asset Representations Reviewer and any director, officer, employee, or agent may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Asset Representations Reviewer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties as Asset Representations Reviewer hereunder.

Section 5.03      Indemnification of Asset Representations Reviewer.

(a)            The Sponsor (or, to the extent not paid by the Sponsor, the Issuer) will indemnify the Asset Representations Reviewer and its officers, directors, employees and agents (each, an “ARR Indemnified Person”), for all reasonable and documented costs, expenses, losses, damages and liabilities resulting from any third-party claim arising out of the performance of the Asset Representations Reviewer’s obligations under this Agreement (including the costs and expenses of defending itself against any loss, damage or liability), but excluding any cost, expense, loss, damage or liability resulting from (i) the Asset Representations Reviewer’s willful misconduct, bad faith or negligence or (ii) the Asset Representations Reviewer’s breach of any of its representations, warranties or covenants in this Agreement. To the extent not paid by the Sponsor, any such indemnification amounts shall be paid by the Issuer pursuant to the priority of payments set forth in Section 4.4(a) of the Sale and Servicing Agreement or Section 5.4(b) of the Indenture, as applicable.

(b)            The indemnification set forth in this Section 5.03 will survive the termination of this Agreement and the resignation or removal of the Asset Representations Reviewer.

11	Asset Representations Review Agreement (BLAST 2025-3)

(c)            If the Sponsor or the Issuer makes any payment under this Section 5.03 and the ARR Indemnified Person later collects any of the amounts for which the payments were made to it from others, the ARR Indemnified Person will promptly repay the amount to the Sponsor or the Issuer, as applicable.

Section 5.04      Indemnification by Asset Representations Reviewer.

(a)            To the fullest extent permitted by law, the Asset Representations Reviewer shall indemnify and hold harmless each of the Issuer, the Grantor Trust, the Grantor Trust Trustee (including in its individual capacity), the Owner Trustee (including in its individual capacity), the Servicer, the Sponsor and the Indenture Trustee, and its respective officers, directors, successors, assigns, legal representatives, agents, and servants (each an “Indemnified Person”), from and against any and all liabilities, obligations, losses, damages, penalties, taxes, claims, actions, investigations, proceedings, costs, expenses or disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by, or asserted at any time against an Indemnified Person (whether or not also indemnified against by any other person) which arose out of the negligence, willful misconduct or bad faith of the Asset Representations Reviewer in the performance of its obligations and duties under this Agreement; provided, however, that the Asset Representations Reviewer shall not be liable for or required to indemnify an Indemnified Person from and against expenses arising or resulting from (i) the Indemnified Person’s own willful misconduct, bad faith or negligence (or, in the case of the Owner Trustee and the Grantor Trust Trustee, gross negligence (except for errors in judgment)), or (ii) the breach of any representation, warranty or covenant made by the Indemnified Person.

(b)            In case any such action, investigation or proceeding will be brought involving an Indemnified Person as contemplated by Section 5.04(a), the Asset Representations Reviewer will assume the defense thereof, including the employment of counsel and the payment of all expenses. The Issuer, the Grantor Trust, the Servicer, the Sponsor and the Indenture Trustee each will have the right to employ separate counsel in any such action, investigation or proceeding and to participate in the defense thereof and the reasonable fees and expenses of such counsel will be paid by the Asset Representations Reviewer. In the event of any claim, action, or proceeding for which indemnity will be sought pursuant to this Section 5.04, the Issuer’s, the Grantor Trust’s, the Servicer’s, the Sponsor’s and the Indenture Trustee’s choice of legal counsel shall be subject to the good faith objection by the Asset Representations Reviewer to a conflict of interest under the applicable rules of professional conduct.

(c)            The indemnification set forth in this Section 5.04 will survive the termination or assignment of this Agreement and the resignation or removal of the Asset Representations Reviewer or any Indemnified Person.

12	Asset Representations Review Agreement (BLAST 2025-3)

ARTICLE VI.

REMOVAL, RESIGNATION; SUCCESSOR ASSET REPRESENTATIONS REVIEWER

Section 6.01      Eligibility Requirements for Asset Representations Reviewer. The Asset Representations Reviewer must be an Eligible Asset Representations Reviewer.

Section 6.02      Resignation and Removal of Asset Representations Reviewer.

(a)            No Resignation of Asset Representations Reviewer. The Asset Representations Reviewer may not resign as Asset Representations Reviewer except (i) if the Asset Representations Reviewer is no longer an Eligible Asset Representations Reviewer, (ii) upon a determination that the performance of its duties under this Agreement is no longer permissible under applicable law and there is no reasonable action that it could take to make the performance of its duties under this Agreement permitted under applicable law, or (iii) if it does not receive payment in full of any amounts required to be paid to the Asset Representations Reviewer in accordance with Article IV and pursuant to an undisputed invoice, which failure continues unremedied for a period of ninety (90) days after written notice of such failure shall have been given to the Issuer, the Sponsor and the Indenture Trustee. Without limiting the foregoing, the Asset Representations Reviewer shall promptly resign if it is no longer an Eligible Asset Representations Reviewer. If the Asset Representations Reviewer resigns pursuant to clause (ii) above, the Asset Representations Reviewer shall deliver a notice of resignation to the Issuer and the Servicer, with a copy to the Indenture Trustee, no less than thirty (30) days prior to the date of its resignation.

(b)           Removal of Asset Representations Reviewer. If any of the following events occur, the Indenture Trustee may, or, at the direction of Noteholders evidencing a majority of the aggregate Outstanding Amount of the Notes shall, by notice to the Asset Representations Reviewer, with a copy to the Servicer and the Sponsor, remove the Asset Representations Reviewer and terminate its rights and obligations under this Agreement:

(i)            the Asset Representations Reviewer is no longer an Eligible Asset Representations Reviewer;

(ii)            the Asset Representations Reviewer breaches any of its representations, warranties, covenants or obligations in this Agreement; or

(iii)            a Bankruptcy Event of the Asset Representations Reviewer occurs.

(c)            Notice of Resignation or Removal. The Servicer will notify the Issuer, the Grantor Trust, the Administrator, the Owner Trustee, the Grantor Trust Trustee and the Indenture Trustee of any resignation or removal of the Asset Representations Reviewer.

Section 6.03      Successor Asset Representations Reviewer.

(a)            Engagement of Successor Asset Representations Reviewer. Following the resignation or removal of the Asset Representations Reviewer, (i) if the Delinquency Percentage has exceeded the Delinquency Trigger as of the most recent Payment Date, the Indenture Trustee (at the direction of the Noteholders, provided, that if the Indenture Trustee has received conflicting or inconsistent requests from two or more groups of Noteholders, each representing less than the majority of the Note Balance, the Indenture Trustee shall follow the direction of the Noteholders representing the greater percentage of the Note Balance) will appoint a successor Asset Representations Reviewer which is an Eligible Asset Representations Reviewer and (ii) if the Delinquency Percentage has not exceeded the Delinquency Trigger as of the most recent Payment Date, the Sponsor will appoint a successor Asset Representations Reviewer which is an Eligible Asset Representations Reviewer.

13	Asset Representations Review Agreement (BLAST 2025-3)

(b)            Effectiveness of Resignation or Removal. No resignation or removal of the Asset Representations Reviewer will be effective until the successor Asset Representations Reviewer has executed and delivered to the Issuer, the Grantor Trust, the Sponsor and the Servicer an agreement accepting its engagement and agreeing to perform the obligations of the Asset Representations Reviewer under this Agreement or entered into a new agreement with the Issuer, the Grantor Trust, the Sponsor and the Servicer on substantially the same terms as this Agreement.

(c)            Transition and Expenses. If the Asset Representations Reviewer resigns or is removed, the Asset Representations Reviewer will cooperate with the Issuer and take all actions reasonably requested to assist the Issuer in making an orderly transition of the Asset Representations Reviewer’s rights and obligations under this Agreement to the successor Asset Representations Reviewer. The Asset Representations Reviewer will pay the reasonable expenses (including the fees and expenses of counsel), if any, of transitioning the Asset Representations Reviewer’s obligations under this Agreement and preparing the successor Asset Representations Reviewer to take on such obligations on receipt of an invoice with reasonable detail of the expenses from the Issuer or the successor Asset Representations Reviewer.

Section 6.04      Merger, Consolidation or Succession. Any Person (a) into which the Asset Representations Reviewer is merged or consolidated, (b) resulting from any merger or consolidation to which the Asset Representations Reviewer is a party or (c) succeeding to the business of the Asset Representations Reviewer, if that Person is an Eligible Asset Representations Reviewer, will be the successor to the Asset Representations Reviewer under this Agreement. Such Person will execute and deliver to the Issuer, the Grantor Trust, the Sponsor and the Servicer an agreement to assume the Asset Representations Reviewer’s obligations under this Agreement (unless the assumption happens by operation of law).

ARTICLE VII.

TREATMENT OF CONFIDENTIAL INFORMATION

Section 7.01      Confidential Information.

(a)            Confidential Information Defined. For the purposes of this Agreement, “Confidential Information” means nonpublic proprietary information of a party (the “Disclosing Party”) that is disclosed to the other party (the “Receiving Party”), including but not limited to: (i) business or technical processes, formulae, source codes, object code, product designs, sales, cost and other unpublished financial information, customer information, product and business plans, projections, marketing data or strategies, trade secrets, intellectual property rights, know-how, expertise, methods and procedures for operation, information about employees, customer names, business or technical proposals, and any other information which is or should reasonably be understood to be confidential or proprietary to the Disclosing Party; and (ii) PII (as defined in Section 7.02 of this Agreement). The foregoing definition of Confidential Information applies to: (A) all such information, whether tangible or intangible and regardless of the medium in which it is stored or presented; and (B) all copies of such information, as well as all memoranda, notes, summaries, analyses, computer records, and other materials prepared by the Receiving Party or any of its employees, agents, advisors, directors, officers, and subcontractors (collectively “Representatives”) that contain or reflect the Confidential Information.

14	Asset Representations Review Agreement (BLAST 2025-3)

(b)            Use of Confidential Information. Each party acknowledges that during the term of this Agreement it may be exposed to or acquire Confidential Information of the other party or its Affiliates. The Receiving Party shall hold the Confidential Information of the Disclosing Party in strict confidence and will not disclose such information except to its Representatives who have a need to know such information for the purpose of effecting the terms and conditions of this Agreement and who are obligated to preserve the confidentiality of such materials consistent with the restrictions herein. The Receiving Party shall be responsible for the breach of this Agreement by any of its Representatives. The Receiving Party will protect the Disclosing Party’s Confidential Information using the same degree of care that it uses to protect its own information of like import, but in no event with less than a commercially reasonable standard of care.

(c)            Exceptions. Confidential Information shall not include, and this Agreement imposes no obligations with respect to, information that:

(i)	is or becomes part of the public domain other than by disclosure by a party in violation of this Agreement;

(ii)	was disclosed to a party prior to the effective date of this Agreement without a duty of confidentiality;

(iii)	is independently developed by a party outside of this Agreement and without reference to or reliance on any Confidential Information of the other party; or

(iv)	was obtained from a third party not known after reasonable inquiry to be under a duty of confidentiality.

The foregoing exceptions shall not apply to any PII, which shall remain confidential in all circumstances, except as required or permitted to be disclosed by applicable law, statute, or regulation.

(d)           Disclosure by Operation of Law. If either party is requested to disclose all or any part of any Confidential Information under a subpoena, or inquiry issued by a court of competent jurisdiction or by a judicial or administrative agency or legislative body or committee, such party shall (i) to the extent permitted by law, promptly notify the other party of the existence, terms and circumstances surrounding such request; (ii) consult with the other party on the advisability of taking legally available steps to resist or narrow such request and cooperate with such Party on any steps it considers advisable; and (iii) if disclosure of the Confidential Information is required or deemed advisable, exercise commercially reasonable efforts to obtain an order, stipulation or other reliable assurance that confidential treatment shall be accorded to such portion of the Confidential Information to be disclosed. Each party shall reimburse the other party for reasonable legal fees and expenses incurred in connection with such party’s effort to comply with this Section 7.01.

15	Asset Representations Review Agreement (BLAST 2025-3)

(e)            Return or Disposal of Confidential Information. Subject to the terms of Section 3.14, promptly at the written request of the Disclosing Party, the Receiving Party shall (i) destroy all Confidential Information in any medium in the Receiving Party’s possession or under its control in a manner that prevents its recovery or restoration or (ii) return all Confidential Information in any medium in the Receiving Party’s possession or under its control to the Disclosing Party provided to it pursuant to this Agreement; provided, however, that (x) the Receiving Party shall be permitted to retain copies of the Disclosing Party’s Confidential Information solely for archival, audit, disaster recovery, legal and/or regulatory purposes, and (y) neither party will be required to search archived electronic back-up files of its computer systems for the other party’s Confidential Information in order to purge the other party’s Confidential Information from its archived files; provided further, that any Confidential Information so retained will (I) remain subject to the obligations and restrictions contained in this Agreement, (II) will be maintained in accordance with the retaining party’s document retention policies and procedures, and (III) the retaining party will not use the retained Confidential Information for any other purpose.

(f)            Remedies. The parties agree that an actual or threatened breach of this Section 7.01 by it or its Representatives may cause irreparable damage to the Disclosing Party and that damages may not be an adequate remedy for any such breach. Accordingly, each party shall be entitled to seek injunctive relief to restrain any such breach, threatened or actual, without the necessity of posting bond, in addition to any other remedies available to such party at law or in equity.

Section 7.02      Safeguarding Personally Identifiable Information.

(a)            Definition. “Personally Identifiable Information”, or “PII”, means information in any format about an identifiable individual, including, name, address, phone number, e-mail address, account number(s), identification number(s), any other actual or assigned attribute associated with or identifiable to an individual and any information that when used separately or in combination with other information could identify an individual, as further described in § 501(b) of the Gramm-Leach-Bliley Act and the Interagency Guidelines Establishing Standards for Safeguarding Customer Information (12 C.F.R. Section 208, Appendix D-2) (collectively, the “Privacy Laws”), that is provided or made available to the Asset Representations Reviewer pursuant to this Agreement.

(b)            Non-Disclosure. To the extent the Asset Representations Reviewer receives Personally Identifiable Information in the performance its obligations hereunder, the Asset Representations Reviewer agrees that it will not disclose or use any Personally Identifiable Information except (i) to the extent necessary to carry out its obligations under the Agreement and for no other purpose; or (ii) as may be required by valid operation of law.

(c)            Safeguards. To the extent the Asset Representations Reviewer receives Personally Identifiable Information in the performance of services under this Agreement, the Asset Representations Reviewer represents and warrants that it has, and will continue to have adequate administrative, technical, and physical safeguards designed to: (i) ensure the security and confidentiality of Personally Identifiable Information; (ii) protect against any anticipated threats or hazards to the security or integrity of Personally Identifiable Information; and (iii) protect against unauthorized acquisition of, access to or use of Personally Identifiable Information which could result in a “breach” as that term is defined under applicable Privacy Laws.

16	Asset Representations Review Agreement (BLAST 2025-3)

(d)            Information. The Asset Representations Reviewer agrees to provide the Issuer and the Sponsor with information regarding its privacy and information security systems, policies and procedures as the Issuer or Sponsor may reasonably request relating to compliance with this Agreement and applicable Privacy Laws. Any such request will be in writing and not more than once during any 12-month period unless circumstances necessitate additional or more frequent provision of information. The Asset Representations Reviewer agrees to provide training in the Privacy Laws and the Asset Representations Reviewer’s information security policies to all personnel whose duties pursuant to this Agreement could bring them in contact with Personally Identifiable Information.

(e)            Breach. In the event of any actual or apparent theft, unauthorized use or disclosure of any Personally Identifiable Information, the Asset Representations Reviewer will commence all reasonable efforts to investigate and correct the causes and remediate the results thereof, and within 24 hours following discovery of any such event, provide the Issuer and the Sponsor notice thereof, and such further information and assistance as may be reasonably requested.

ARTICLE VIII.

OTHER MATTERS PERTAINING TO THE Issuer

Section 8.01      Termination of this Agreement. This Agreement will terminate, except for obligations under Section 5.03, Section 5.04, Section 9.13 and Article VII, on the earlier of (a) the payment in full of all outstanding Notes and the satisfaction and discharge of the Indenture, (b) the date the Issuer is terminated under the Trust Agreement and (c) the date the Grantor Trust is terminated under the Grantor Trust Agreement.

Section 8.02      Limitation of Liability. It is expressly understood and agreed by the parties that (a) this Agreement is executed and delivered by Wilmington Trust, National Association, not individually or personally, but solely as Owner Trustee of the Issuer and Grantor Trust Trustee of the Grantor Trust, as applicable, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, warranties, covenants, undertakings and agreements herein made on the part of the Issuer and the Grantor Trust, as applicable, is made and intended not as personal representations, warranties, covenants undertakings and agreements by Wilmington Trust, National Association, but is made and intended for the purpose of binding only the Issuer and the Grantor Trust, as applicable, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (d) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer or the Grantor Trust, as applicable, or any other Person in this Agreement and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer or the Grantor Trust, as applicable, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer or the Grantor Trust, as applicable, under this Agreement or under the Notes or any of the other Transaction Documents or in any of the certificates, notices or agreements delivered pursuant thereto, as to all of which recourse shall be had solely to the assets of the Issuer.

17	Asset Representations Review Agreement (BLAST 2025-3)

ARTICLE IX.

MISCELLANEOUS PROVISIONS

Section 9.01      Amendment.

(a)            Any term or provision of this Agreement may be amended by the Sponsor, the Servicer and the Asset Representations Reviewer without the consent of the Indenture Trustee, any Noteholder, the Issuer, the Grantor Trust, the Grantor Trust Trustee, the Owner Trustee or any other Person subject to the satisfaction of one of the following conditions:

(i)            the Sponsor or the Servicer delivers an Opinion of Counsel to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or

(ii)            the Rating Agency Condition is satisfied with respect to such amendment and the Sponsor or the Servicer notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment.

(b)            This Agreement may also be amended from time to time by the Sponsor, the Servicer and the Asset Representations Reviewer, with the consent of the Holders of Notes evidencing not less than a majority of the aggregate Note Balance of the Controlling Class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders. It will not be necessary for the consent of Noteholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Depository Agreement. For purposes of this Section 9.01(b), if BAC and/or its Affiliates is the Holder of Notes representing 100% of the Note Balance of the Outstanding Notes, such Person (or Persons) may consent to such amendment on behalf of the Noteholders. In determining whether BAC and/or its Affiliates is the Holder of Notes representing 100% of the Note Balance of the Outstanding Notes for purposes of the preceding sentence, any party shall be entitled to rely on an Officer’s Certificate or similar certification of BAC or any Affiliate thereof to such effect.

(c)            Any term or provision of this Agreement may also be amended from time to time by the Sponsor, the Servicer and the Asset Representations Reviewer for the purpose of conforming the terms of this Agreement to the description thereof in the Prospectus or, to the extent not contrary to the Prospectus, to the description thereof in an offering memorandum with respect to the 144A Notes or the Certificates without the consent of the Indenture Trustee, any Noteholder, any Certificateholder, the Issuer, the Grantor Trust, the Grantor Trust Trustee, the Owner Trustee or any other Person, provided, however, that the Sponsor, the Servicer and the Asset Representations Reviewer shall provide written notification of the substance of such amendment to the Indenture Trustee, the Issuer, the Grantor Trust, the Grantor Trust Trustee and the Owner Trustee and promptly after the execution of such amendment, the Sponsor and the Servicer shall furnish a copy of such amendment to the Indenture Trustee, the Issuer, the Grantor Trust, the Grantor Trust Trustee and the Owner Trustee.

18	Asset Representations Review Agreement (BLAST 2025-3)

(d)           Prior to the execution of any amendment or consent pursuant to this Section 9.01, the Sponsor shall provide written notification of the substance of such amendment to each Rating Agency; and promptly after the execution of any such amendment or consent, the Sponsor shall furnish a copy of such amendment or consent to each Rating Agency and the Indenture Trustee.

(e)            Prior to the execution of any amendment to this Agreement, the Owner Trustee, the Grantor Trust Trustee and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel delivered by the Sponsor or the Administrator stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee (including in its individual capacity), the Grantor Trust Trustee (including in its individual capacity) and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment pursuant to this Section 9.01 which adversely affects the Owner Trustee’s (including in its individual capacity), the Grantor Trust Trustee’s (including in its individual capacity) or the Indenture Trustee’s, as applicable, own rights, duties or immunities under this Agreement.

Section 9.02      Notices, Etc. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, or by facsimile or by electronic transmission, and addressed in each case as set forth on Schedule I to the Sale and Servicing Agreement or at such other address as shall be designated in a written notice to the other parties hereto. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid or via electronic transmission, at the address of such Noteholder as shown in the Note Register. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder; provided, however, that any notice to a Noteholder mailed or transmitted within the time and manner prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice.

Section 9.03      Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 9.04      Headings. The article and section headings hereof have been inserted for convenience only and shall not be construed to affect the meaning, construction or effect of this Agreement.

19	Asset Representations Review Agreement (BLAST 2025-3)

Section 9.05      Counterparts and Electronic Signature. This Agreement shall be valid, binding, and enforceable against a party only when executed by an authorized individual on behalf of the party by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, in each case to the extent applicable; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or faxed, scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.  Notwithstanding the foregoing, with respect to any notice provided for in this Agreement or any instrument required or permitted to be delivered hereunder, any party hereto receiving or relying upon such notice or instrument shall be entitled to request execution thereof by original manual signature as a condition to the effectiveness thereof.

Section 9.06      Waivers. No failure or delay on the part of the Sponsor, the Servicer, the Asset Representations Reviewer, the Issuer, the Grantor Trust or the Indenture Trustee in exercising any power or right hereunder (to the extent such Person has any power or right hereunder) shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any party hereto in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by either party under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

Section 9.07      Entire Agreement. This Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings. There are no unwritten agreements among the parties.

Section 9.08      Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 9.09      Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree.

20	Asset Representations Review Agreement (BLAST 2025-3)

Section 9.10      Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 9.11      Nonpetition Covenant. Each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party hereto shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other Proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other Proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) such party hereto shall not commence, join with any other Person in commencing or institute with any other Person, any Proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. This Section 9.11 shall survive the termination of this Agreement.

Section 9.12      Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally:

(a)            submits for itself and its property in any Proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York and appellate courts from any thereof;

(b)            consents that any such Proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)            agrees that service of process in any such Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 9.02 of this Agreement;

(d)            agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e)            to the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any Proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

Section 9.13      Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns and each of the Owner Trustee, the Grantor Trust Trustee and the Indenture Trustee shall be an express third-party beneficiary hereof and may enforce the provisions hereof as if it were a party hereto. Except as otherwise provided in this Section 9.13, no other Person will have any right hereunder.

[Remainder of Page Intentionally Left Blank]

21	Asset Representations Review Agreement (BLAST 2025-3)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

BRIDGECREST ACCEPTANCE CORPORATION,
as Sponsor and Servicer

By:
Name:	Daniel Gaudreau
Title:	Treasurer

S-1	Asset Representations Review Agreement (BLAST 2025-3)

BRIDGECREST LENDING AUTO SECURITIZATION TRUST 2025-3,
as Issuer

By:	Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

BRIDGECREST LENDING AUTO SECURITIZATION GRANTOR TRUST 2025-3,
as Grantor Trust

By:	Wilmington Trust, National Association, not in its individual capacity but solely as Grantor Trust Trustee

By:
Name:
Title:

2	Asset Representations Review Agreement (BLAST 2025-3)

CLAYTON FIXED INCOME SERVICES LLC,
as Asset Representations Reviewer

By:
Name:
Title:

3	Asset Representations Review Agreement (BLAST 2025-3)

EXHIBIT A

Bridgecrest Acceptance Corporation Agreed Upon Procedures

Representation and Warranty

(a)	Characteristics of Receivables. As of the Cut-Off Date (or such other date as may be specifically set forth below), each Receivable:

(1)	either had been (i) originated by a Dealer to finance the retail sale by that Dealer of the related Financed Vehicle and has been purchased by BAC, (ii) originated by BAC or (iii) acquired by BAC in accordance with the terms of a purchase agreement between the applicable originator and BAC;

(2)	was executed or electronically authenticated by the parties thereto;

(3)	contained customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the Financed Vehicle;

(4)	provided, at origination, for level scheduled monthly payments that fully amortize the amount financed over the original term (except that the first or last payment may be smaller or greater than the level payments);

(5)	was secured by a Financed Vehicle that has not been repossessed;

(6)	was a Simple Interest Receivable;

(7)	was not delinquent for more than 30 days as of the Cut-Off Date;

(8)	had an original term of not greater than 72 monthly payments;

(9)	had a fixed Annual Percentage Rate of not more than 30.00%;

(10)	had an outstanding Principal Balance of not more than $60,000;

(11)	was originated in the United States and denominated in Dollars; and

(12)	had, at origination, an Obligor with a billing address in the United States or United States military territories.

Documents

Receivable File/ Contract

List of Approved Contract Forms

Data Tape

Exh. A - 1	Asset Representations Review Agreement (BLAST 2025-3)

Bridgecrest Acceptance Corporation Agreed Upon Procedures

Procedures to be Performed

(i)	Origination

a.	Review the Contract and confirm that BAC, or another approved party, is listed as the Assignee within the Assignment section

(ii)	Execution or Electronic Authentication

a.	Review the Contract and verify it was executed or electronically authenticated by the Obligor, co-buyer (if applicable) and the Seller.

(iii)	Customary and Enforceable Provisions

a.	Confirm the Contract form number and revision date are listed on the List of Approved Contract Forms.

(iv)	Fully Amortizing Payment Schedule

a.	Review the Contract and confirm that all payments are equivalent with the exception of the first or last payment.

b.	Review the Truth-in-Lending section of the Contract, calculate the product of the Amount of Payments with the Number of Payments, and confirm that this amount is equal to the Total of Payments.

(v)	Financed Vehicle

a.	Review the “Year”, “Make” and “Model” sections of the Retail Sale Contract and confirm that the Financed Vehicle constitutes a new or used automobile, light-duty truck, SUV or van.

b.	Review Data Tape to confirm the Financed Vehicle was not in a repossessed status as of the Cut Off Date.

(vi)	Simple Interest

a.	Review the Contract and confirm that the Receivable is a Simple Interest Receivable.

(vii)	Delinquency

a.	Review the Data Tape and confirm that Receivable was not more than 30 days past due as of the Cut-Off Date.

Exh. A - 2	Asset Representations Review Agreement (BLAST 2025-3)

Bridgecrest Acceptance Corporation Agreed Upon Procedures

(viii)	Maturity

a.	Review the Contract and confirm that the Receivable had an original term to maturity of not greater than 72 monthly payments.

(ix)	Contract Fixed Rate

a.	Confirm on the Contract that the fixed annual percentage rate is not more than 30.00%.

(x)	Principal Balance

a.	Review the Data Tape and confirm that the Unpaid Principal Balance as of the Cut-Off Date is within the stated allowable limits.

(xi)	Originated in USD

a.	Confirm on the Contract that the receivable was originated in the United States and denominated in Dollars.

(xii)	Billing Address

a.	Review the Contract and confirm that the Obligor’s address is one within the United States, or within a United States military territory.

If steps (i) through (xii) are confirmed, then Test Pass.

Exh. A - 3	Asset Representations Review Agreement (BLAST 2025-3)

Bridgecrest Acceptance Corporation Agreed Upon Procedures

Representation and Warranty

(b)	Compliance with Law. Such Receivable complied at the time it was originated or made in all material respects with all requirements of applicable federal, state and local laws and regulations thereunder, except where the failure to comply (i) was remediated or cured in all material respects prior to the Cut-Off Date or (ii) would not render such Receivable unenforceable or create liability for the Purchaser, the Issuer or the Grantor Trust, as an assignee of such Receivable.

Documents

Receivable File/Contract

List of Approved Contract Forms

Servicer File/Data Tape

Procedures to be Performed

(i)	Review the Contract and confirm that the form number and revision date are on the List of Approved Contract Forms.

(ii)	Confirm that the following disclosures are included in the Contract:

a.	Prepayment disclosure

b.	Late payment policy including the late charge amount (or calculation)

c.	Security Interest Disclosure

d.	Contract Reference

e.	Insurance Requirements

(iii)	Review the Servicer File and Receivable File to confirm that there is no evidence of any judgment against Bridgecrest/DriveTime indicating that the Contract was originated in violation of applicable law.

(iv)	Review the Servicer File and Receivable File to confirm that there is no evidence of any obligor(s) alleging non-compliance.

If steps (i) through (iv) are confirmed, then Test Pass.

Exh. A - 4	Asset Representations Review Agreement (BLAST 2025-3)

Bridgecrest Acceptance Corporation Agreed Upon Procedures

Representation and Warranty

(c)	Binding Obligation. Such Receivable constitutes the legal, valid and binding obligation of the related Obligor, enforceable in all material respects by the holder thereof in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, affecting the enforcement of creditors’ rights generally, any state or federal consumer protection laws or regulations and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and (ii) as such Receivable may be modified by the application of the Servicemembers Civil Relief Act, as amended, or other similar federal or state law to the extent applicable to the related Obligor.

Documents

Receivable File/Contract

List of Approved Forms

Procedures to be Performed

(i)	Confirm the Contract Form number is on the Approved Contract Form List

(ii)	Confirm the borrower and co-borrower (if applicable) signed the Contract

If steps (i) and (ii) are confirmed, then Test Pass.

Exh. A - 5	Asset Representations Review Agreement (BLAST 2025-3)

Bridgecrest Acceptance Corporation Agreed Upon Procedures

Representation and Warranty

(d)	No Government Obligor. Such Receivable is not due from the United States or any State or from any agency, department or instrumentality of the United States or any State.

Documents

Receivable File/Contract

Procedures to be Performed

(i)	Review the buyer section on the Contract and confirm that a person’s or business name is reported.

(ii)	If the buyer section on the Contract does not report a person’s or business name, confirm that the internet search results do not indicate the buyer to be a government agency, department, political subdivision or instrumentality.

If steps (i) or (ii) are confirmed, then Test Pass.

Exh. A - 6	Asset Representations Review Agreement (BLAST 2025-3)

Bridgecrest Acceptance Corporation Agreed Upon Procedures

Representation and Warranty

(e)	Security Interest in Financed Vehicle. As of the Closing Date, is secured by a first priority perfected security interest in favor of BAC in the related Financed Vehicle, or all necessary and appropriate actions shall have been commenced that would result in the valid perfection of a first priority security interest in favor of BAC in the Financed Vehicle, which security interest has been validly assigned by BAC to the Purchaser.

Documents

Receivable File/Contract

Procedures to be Performed

(i)	Confirm that the Certificate of Title or application therefor reports BAC as the first lien holder.

(ii)	Confirm that the Obligor name on the contract matches the name on the title documents.

(iii)	Confirm that the Vehicle Identification Number (VIN) on the Contract matches the vehicle identification number as reported on Certificate of Title.

If steps (i) through (iii) are confirmed, then Test Pass.

Exh. A - 7	Asset Representations Review Agreement (BLAST 2025-3)

Bridgecrest Acceptance Corporation Agreed Upon Procedures

Representation and Warranty

(f)	Receivable in Force. The Receivable has not been satisfied, subordinated or rescinded, nor do the records of the Servicer indicate that the related Financed Vehicle has been released from the Lien granted by the related Receivable in whole or in part.

Documents

Receivable File

Procedures to be Performed

(i)	Confirm that there is no indication in the Receivable File that the Receivable was subordinated or rescinded.

(ii)	Confirm that there is no indication in the Receivable File that the Receivable was satisfied prior to the Cut-off Date.

(iii)	Confirm that there is no indication in the Receivable File that the Financed Vehicle has been released from the lien in whole or in part.

If steps (i) through (iii) are confirmed, then Test Pass.

Exh. A - 8	Asset Representations Review Agreement (BLAST 2025-3)

Bridgecrest Acceptance Corporation Agreed Upon Procedures

Representation and Warranty

(g)	No Defenses. The records of the Servicer do not reflect any material facts which have not been remediated or cured which would constitute a basis for any right of recession, offset, claim, counterclaim or defense with respect to such Receivable or the same being asserted or threatened with respect to such Receivable.

Documents

Receivable File/Contract

Procedures to be Performed

i)	Review the Receivable File and servicing system and confirm there is no evidence of litigation or other attorney involvement as of the Cut-Off Date.

If step (i) is confirmed, then Test Pass.

Exh. A - 9	Asset Representations Review Agreement (BLAST 2025-3)

Bridgecrest Acceptance Corporation Agreed Upon Procedures

Representation and Warranty

(h)	No Waiver. The records of the Servicer did not disclose that any provision of the related Contract has been waived, amended or rewritten nor have any amounts due and owing thereunder deferred or waived (except waivers, amendments, rewrites, deferrals or waivers in accordance with the Customary Servicing Practices as disclosed in the records of the Servicer).

Documents

Receivable File/Contract

Servicer File

Collection Policy

Procedures to be Performed

(i)	Review the Receivable File and confirm that no provision has been waived, amended, or rewritten.

(ii)	Review the Servicer File and confirm no amounts due and owing have been deferred or waived other than in accordance with the Collection Policy.

If step (i) and (ii) are confirmed, then Test Pass.

Exh. A - 10	Asset Representations Review Agreement (BLAST 2025-3)

Bridgecrest Acceptance Corporation Agreed Upon Procedures

Representation and Warranty

(i)	Insurance. The Receivable requires that the Obligor thereunder obtain physical damage insurance covering the related Financed Vehicle.

Documents

Receivable File/Contract

Procedures to be Performed

(i)	Confirm that the Contract contains language that requires the Obligor to obtain and maintain insurance against physical damage to the Financed Vehicle.

If step (i) is confirmed, then Test Pass.

Exh. A - 11	Asset Representations Review Agreement (BLAST 2025-3)

Bridgecrest Acceptance Corporation Agreed Upon Procedures

Representation and Warranty

(j)	No Bankruptcies. The records of the Servicer did not reflect that the related Obligor on such Receivable being currently the subject of a verified bankruptcy proceeding.

Documents

Receivable File/Contract

Data Tape

Procedures to be Performed

(i)	Review the Data Tape and confirm that the Obligor was not the subject of a bankruptcy proceeding as of the Cutoff Date.

If step (i) is confirmed, then Test Pass.

Exh. A - 12	Asset Representations Review Agreement (BLAST 2025-3)

Bridgecrest Acceptance Corporation Agreed Upon Procedures

Representation and Warranty

(k)	Chattel Paper. Such Receivable constitutes “chattel paper,” an “account,” an “instrument” or a “general intangible” as defined in the UCC.

Documents

Receivable File/Contract

List of Approved Contract Forms

Data Tape

Procedures to be Performed

(i)	Confirm that the Contract’s form number and revision date are included on the List of Approved Contract Forms.

(ii)	Confirm that the Amount Financed as of the Cut-Off Date, as reported within the Data Tape, is greater than zero.

(iii)	Confirm that the Certificate of Titles shows there is documentation of a lien against the financed vehicle.

If steps (i) through (iii) are confirmed, then Test Pass.

Exh. A - 13	Asset Representations Review Agreement (BLAST 2025-3)

Bridgecrest Acceptance Corporation Agreed Upon Procedures

Representation and Warranty

(l)	One Authoritative Copy or Original. Such Receivable is evidenced by a single Authoritative Copy.

Documents

Receivable File/Contract

Procedures to be Performed

i)	Confirm there is a final version of the Contract available for review

ii)	Confirm the Contract was signed by the buyer(s) and the Dealer

If steps (i) and (ii) are confirmed, then Test Pass.

Exh. A - 14	Asset Representations Review Agreement (BLAST 2025-3)

Bridgecrest Acceptance Corporation Agreed Upon Procedures

Representation and Warranty

(m)	Prepayment. Such Receivable provides that a prepayment by the related Obligor will fully pay the principal balance and accrued interest through the date of prepayment based on such Receivable’s Contract Rate.

Documents

Receivable File/Contract

Procedures to be Performed

(i)	Review the Contract and confirm that it includes a prepayment disclosure allowing the Obligor to pay off the account early.

If step (i) is confirmed, then Test Pass.

Exh. A - 15	Asset Representations Review Agreement (BLAST 2025-3)